Welcome 2011 Investor Meeting - NYC April 2011 Exhibit 99.1

2011 Investor Meeting
Forward-looking statements
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-critical
information regarding the Company in
advance of or in lieu of distributing a
press release or a filing with the SEC
disclosing the same information.
2
This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on
Form 8-K, copies of which are available on the Amedisys internet website department at (800) 467-2662.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
http://www.amedisys.com
or by contacting the Amedisys Investor Relations

2011 Investor Meeting Meeting flow Now – 11:45 am Morning Presentations 11:45 – 12:45 Lunch / break 12:45 - 3 pm Afternoon presentations 3

2011 Investor Meeting State of the Company William F. Borne, Chairman and CEO 4

2011 Investor Meeting Goals Showcase the way we’ve optimized our operations Clearly define our growth strategy Reiterate our commitment to compliance 5

2011 Investor Meeting
6
Today’s presenters
William F. Borne,
Chairman & CEO
Michael Snow,
Chief Operating Officer
Michael Fleming,
MD, FAAFP
Chief Medical Officer
Jeffrey Jeter, JD
Chief Compliance Officer
Dave Monic, VP
Clinical Informatics
Patrick Thompson,
EVP Administration
Chief Information Officer
Leigh Ann Witcher
Templeton,
VP Office Informatics
Kendra Case, VP
Clinical Development

2011 Investor Meeting Company Overview “Leading Home Health & Hospice” 7

2011 Investor Meeting
Leading Home Health & Hospice
Traditional Measures – Home Health
8
Amedisys Gentiva LHCG
Almost
Family
Home Health
Revenue
(2010 - $M)
$1,493 $1,096 $559 $295
States
Serving
45 39 19 11
Total
Locations
489 350+ 251 87

2011 Investor Meeting
Leading Home Health & Hospice
Traditional Measures - Hospice
9
Amedisys Gentiva LHCG Vitas
Hospice
Revenue
(2010 - $M)
$141 $800 ~$40 $925
States
Serving
20 30 9 15
Total
Locations
69 170 33 102

2011 Investor Meeting
Differentiating industry leadership metrics
Management
•
Strong Home Health and Hospice leadership
Commitment to quality
•
National roll-out of Care Transitions
•
Numerous quality pilot programs and “R&D”
•
Focus on reducing acute care hospitalizations
Focus on the care continuum
•
Clinical innovation in advanced chronic care management
•
Collaborative technology
•
Engaging regulators and policy-makers in Washington
Patti Waller, EVP
Home Health Care
Jim Robinson, EVP
Hospice Care

2011 Investor Meeting
11
2011 Overview
• After tremendous growth,
2010 was a year to reset
–
Decentralize operations
–
Leadership investments
–
In-depth portfolio review
–
Re-focus on costs
–
Next generation IT investments
• 2011 Headwinds
–
~ 5% cut to home health
–
F2F/Therapy Assessments
–
Slower growth
$-
$500
$1,000
$1,500
$2,000
2007 2008 2009 2010
$ Millions
Amedisys Historical Financials
Revenue EBITDA

2008
CDC
No Data
<10%
10%–14%
15%–19%
20%–24%
25%–29%
≥30%

Amedisys

2011 Investor Meeting Lifestyle / Chronic Disease: Obesity in America Percent of Obese U.S. Adults (BMI > 30) 12

"The rising cost of health care is the nation's number one deficit problem — nothing else even comes close."

– President Obama
Speech, September 9, 2009

13 > $2.5 trillion / year > $800 billion – $1.2 trillion in waste > $6.2 trillion in cuts / 10 years We are facing a crisis. 2011 Investor Meeting

2011 Investor Meeting
A New Path: National Reform Efforts
Patient-Centered
Medical Home
Value-Based
Purchasing
Independence
at Home
Accountable Care
Organizations
Bundled Payments Pay-for-Performance
14

Migration from episode
management to continuum
management
Lower-cost setting with industry-
leading technology, processes and
talent that make us efficient
These are our patients
Why is Amedisys Part of the Answer?
AGING
POPULATION
WASTE
INEFFICIENCY
LIFESTYLE /
CHRONIC
DISEASE
15
2011 Investor Meeting

Continuum
Amedisys
Traditional Home Care

- Collaborative technology
- Rapid deployment of clinicians
- Primary care MD extension
- Pharmacy benefit management
- Decision support tools
- Continuous monitoring
- Hospital at home
- Palliative care

- Point-of-Care
- Care transitions
- Advanced chronic care management
- Physician portal
- Medication reconciliation
- Call center intervention
- Telemonitoring
- Multidisciplinary rehabilitation services

- Assessment/evaluation at home
- Skilled nursing
- Rehab
- Medical social services
- Home health aide services

Evolution of traditional home health 16

Current State: Post-Acute Care
Traditional Home Care Episode
Acute
Episode
(HF)
Home Health
Treatment
Home Health
Treatment
Home Health
Treatment
Acute
Episode
(HF)
Patient
discharged from
hospital to home
care
Patient continuing
to improve, home
care is recertified
CHF stable,
patient
discharged from
home care
New CHF
exacerbation &
hospital
admission
0 3 60 120 200 205
Timeline
Episode
Begins
Again…
17
Traditional
Home Care

Future State
Continuum of Care
Physician
Visit
Continuous Care Management
Home Care Assessment &
Visits
NP
Home
Visit
Office visit triggers physician
to order management and
coordination at home
Possible exacerbation
reported via
telehealth/monitoring
Patient assessment; clinical track
assigned; medication reconciliation;
patient education;
telehealth/monitoring
Immediate clinician visit; physician
notified; plan of care assessed and
modified
Increased Therapy &
Nursing Visits
Chronic disease management -- possibly under
capitation or other risk-based model
18
Timeline

2011 Investor Meeting
The Amedisys strategic roadmap
Patients /
health care
system
value
Today:  Focus on the basics and
prepare for change
Tomorrow:  Differentiated
provider of care
management
•Build Infrastructure
•Organic Growth
•Grow Hospice
•Advance Care
Capabilities
•Policy Dialogue
19
•Care management
capability
•Revenue diversity
- Hospitals
- Health systems
- Managed care
•Capitation / Risk Sharing
•Collaborative IT
•Policy engagement

2011 Investor Meeting Operations update Mike Snow, Chief Operating Officer 20

2011 Investor Meeting
Rapid growth
In the past two and a half years (2007– 2010),
Amedisys has grown from:
9,000 employees to 17,000
354 sites to more than 550 today
$700M in revenues to $1.65B
1
today
21
1 Annualized revenue guidance provided as of the date of our Form 8-K filed with the Securities and Exchange
Commission on August 9, 2010.

2011 Investor Meeting Agency Locations 22 489 - Home Health locations 69 - Hospice locations Beacon Hospice Care Centers Amedisys Hospice Care Centers Amedisys Home Health Care Centers

Home Health Care
Hospice
All payors
Amedisys - 2.0 %
LHCG - 0.6 %
Gentiva - 1.6 %
Almost Family - 0.4 %
Odyssey - 1.0 %
Chemed (Vitas only) - 1.2 %
Other
93.2 %

2011 Investor Meeting Balancing centralized resources and decentralized ownership of markets 23 Engaged talent. Tools for success. Grow local markets. 2011 Investor Meeting

Our Long-term Operating Tenets 24 2011 Investor Meeting

Clinical Excellence
Growth
Efficiency

% of Patients
100
90
80
70
60
50
40
30
20
10
0
52
44
55
50
61
43
72
61
71
62
50
40
67
55
32
31
23
23
66
65
1
1
87
82
Impr. in Ambulation
Impr. in Transferring
Impr. in Urinary Incont.
Impr. in Pain
Impr. in Bathing
Impr. in Mgmt of Oral Meds
Impr. in Dyspnea
Acute Care Hosp.1
Emergent Care 1
Discharge to Comm.
Emerg. Care New Wound 1
Impr. of Surgical Wounds
Amedisys
Footprint

2011 Investor Meeting Focus on Clinical Outcomes 25 Amedisys vs. Footprint – Outcomes December 2009 • Exceeded or met 11 out of 12 outcomes vs. footprint 1 Lower % is better Source: Medicare

Encore/ Telehealth
Nurse Practitioners
Advanced Chronic Care Mgmt.
Evidence-based Best Practices
Care Transitions
Care Team Conference
Improve Patient Outcome – Reduce ER & Hospitalization

Clinical Excellence
Growth
Efficiency

2011 Investor Meeting Quality Care Initiatives 26

33.50%
33.00%
32.50%
32.00%
31.50%
31.00%
30.50%
30.00%
33.15%
33.11%
33.04%
32.73%
32.68%
32.55%
32.18%
32.01%
31.93%
31.71%
31.69%
31.59%
31.57%
31.46%
31.38%
Baseline
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11

Clinical Excellence
Growth
Efficiency

Amedisys

2011 Investor Meeting Focus on Clinical Outcomes 27 • Internal ACH rate – Trailing 12 Months Note: Data only includes agencies in the 2009 Baseline dataset .

Clinical Excellence
Growth
Efficiency

19.6%	• Rehospitalized within **30 days**
34.0%	• Rehospitalized within **90 days**
67.1%	• Discharged with **medical** conditions die or are readmitted within 1 year
51.5%	• Discharged with **surgical** conditions die or are readmitted within 1 year
50.2%	• Did not have a **physician visit** between the time of discharge and rehospitalization

Amedisys

2011 Investor Meeting
The Numbers
Current Medicare Readmission Rates
Rehospitalizations
among Patients in the Medicare Fee-for-Service Program. Stephen F. Jencks, M.D., M.P.H.,
Mark V. Williams, M.D., and Eric A. Coleman, M.D., M.P.H. N Engl J Med 2009; 360:1418-1428April 2, 2009
28

2011 Investor Meeting
Growth - Organic
29
Tactical growth initiatives
•
Care center action plans
•
Heightened focus on low performers
•
Leading indicators
•
Measure effectiveness
1
Same store episodic-based admission growth is the percent increase in our same store episodic-based admissions for the period as a percent of the same store episodic-based admissions of the prior period.
•
New regional leadership
•
Training & development
•
CRM tool / market intel
•
Incentive alignment
3%
6%
-2%
15%
12%
18%
-5%
0%
5%
10%
15%
20%
2009 2010 1Q 2011
Same Store Episodic-Based
Admission Growth
1
Home Health Hospice

Clinical Excellence
Growth
Efficiency

Grow share, market by market
Enterprise Sales Strategy
Deliver on ACH (quality)

2011 Investor Meeting Growth - Organic 30 Strategic growth initiatives

2011 Investor Meeting
Growth - External
31
Industry Consolidation
–
10,500 home health
provider numbers
–
3,400 hospice provider
numbers
–
12-15% public company
market share
Focus
–
CON markets
–
Geographic expansion
–
Market penetration
–
Hospital JV’s
Continuum of care
Traditional Investments
Complementary Investments
–
Care management capabilities
–
Revenue diversification
–
Disease Management

Clinical Excellence
Growth
Efficiency

ME
VT
NH
NY
MA
CT
RI
PA
NJ

Amedisys

2011 Investor Meeting
Beacon Acquisition
•
Premier hospice in Northeast
–
23 locations
–
$80 million in revenue
–
Quality provider
–
Strong leadership and operations
32
Beacon Hospice Care Centers
Amedisys Hospice Care Centers
Amedisys Home Health Care Centers

Clinical Excellence
Growth
Efficiency

• Proprietary
• Home Care design
• F2F
AMS
• Peoplesoft
• Current/ future growth
ERP System
Point-of-care
• Accuracy
• Completeness
• At the bedside
• F2F
Field refresh
• Untethers clinical staff from bricks + mortar

Amedisys

2011 Investor Meeting Efficiency – Systems Infrastructure 33

Clinical Excellence
Growth
Efficiency

Home Health Cost Per Visit
Hospice Cost per Day

Efficiency – labor
34
• Cost per visit improvements
-
Pay per visit focus
-
Reduction in overtime
-
Weekly visit metrics
• Field Overhead
-
Staffing ratios
-
Streamline leadership
-
Closures/Mergers
• Hospice
-
Reduced pharma costs
-
Leverage overhead thru growth
1
*Adjusted for holiday pay and inclement weather
$71.00
$71.50
$72.00
$72.50
$73.00
$73.50
$74.00
$74.50
$78.00
$78.50
$79.00
$79.50
$80.00
$80.50
$81.00
$81.50
$82.00
$82.50
$83.00
1Q 10 2Q 10 3Q 10 4Q 10 1Q 11
Home Health Cost per Visit* Hospice Cost per Day
2011 Investor Meeting

In an average month:
1000 people
800 have symptoms
327 consider seeking medical care
217 physician's office
113 visit primary care
65 CAM provider
21 hospital outpatient clinic
14 home health
13 emergency department
8 are in a hospital
<1 in an academic health center
New Ecology of Medical Care - 2000

Amedisys

2011 Investor Meeting The Paradigm Shift 35 Green LA, Fryer GE Jr, Yawn BP, Lanier D, Dovey SM. The ecology of medical care revisited. N Engl J Med. 2001 Jun 28;344(26):2021-5.

2011 Investor Meeting We’re Ready 36

2011 Investor Meeting Quality = growth Michael Fleming, MD, FAAFP - Chief Medical Officer Kendra Case, VP Clinical Development 37

2011 Investor Meeting
Amedisys Strategic Advisory Board
38
Dr. Peter Boling
Virginia Commonwealth
University
Dr. Allen Dobson
Carolinas Healthcare System/
Cabarrus Family Medicine
Dr. Steven Landers
Cleveland Clinic
Dr. Bruce Leff
Johns Hopkins University School
of Medicine
Dr. Mike Magee
Positive Medicine, Inc.
Dr. Frank Opelka
Louisiana State University
Health Sciences Center

Care Center Medical Directors

- Care Team Conference
- Chart Audits
- Education
- Alignment

Regional Medical Directors

- Local thought leaders
- Leadership of CCMDs
- Continuum of care
- Advocate collaboration

Amedisys

2011 Investor Meeting Physician Engagement: Power of the Pen 39

SAFE
TIMELY
EFFECTIVE
EFFICIENT
EQUITABLE
PATIENT-CENTERED
INSTITUTE OF MEDICINE
OF THE NATIONAL ACADEMIES

Amedisys

2011 Investor Meeting Defining Quality in Healthcare Institute of Medicine’s Characteristics for Quality Care 40

2011 Investor Meeting “It is not the strongest of the species that survives, nor the most intelligent, but the one most responsive to change.” - Charles Darwin 41

2011 Investor Meeting We’re Evolving 42

Clinical Services
Regulatory
Chronic Care Management

Amedisys

2011 Investor Meeting
Amedisys clinical resources are second to none.
43
Provides guidance,
education, and clinical
infrastructure to the
care centers to comply
with  federal as well as
state regulatory bodies

Clinical Services

Regulatory

Chronic Care Management

Amedisys

2011 Investor Meeting
Amedisys clinical resources are second to none.
44
Provides support to
care centers to ensure
they are in compliance
with license renewals,
personnel changes,
CON reporting
requirements etc

Clinical Services

Regulatory

Chronic Care Management

Amedisys

2011 Investor Meeting
•
Create and Manage
Condition-Specific
Programs
•
Create and Manage
Chronic Disease
Programs
•
Corporate clinical
support for other
general programs
•
Research &
Development
Amedisys clinical resources are second to none.
45

2011 Investor Meeting
Evidence-based Programs
Partners in Wound
Care®
Wound Care
Rehab Therapy  @
Home
Rehabilitation
Empowered
for Life
Psychiatric
Surgical Recovery   @
Home
Post Surgery
COPD @ Home
Chronic Obstructive
Pulmonary Disease
Diabetes @ Home
Diabetes
Heart @ Home
Cardiac Disease
Stroke Recovery
@ Home
Stroke
Chronic Kidney
Disease @ Home
Kidney Disease
Pain Management
@ Home
Chronic Pain
Balanced for Life
Fall Prevention
Enables our clinical staff to provide the highest level of
care consistently nationwide while controlling costs
through a demonstrated plan of care

Amedisys
Traditional
Home Care

In-Patient Assessment

Intra-Episodic

Care Transitions Program
47
•
Coordinate transition to
home care
•
Initiate patient health
history and patient health
•
Promote follow-up
physician visit
•
Initiate medication
•
Patient education &
coaching
•
Medication management
•
Patient self-management
of chronic diseases (Bridge
to Healthy Living)
•
Focus on Physician follow-
up and engagement
record
reconciliation
2011 Investor Meeting

www.cardiocom.com Telemonitoring: Helping Amedisys effectively and efficiently monitor complex patients in their home Remote Patient Monitoring 48

Continuum
Amedisys
Traditional
Home Care

Oversight by **Chronic Care Specialist**

Encore Telephonic **Health Coaching**

Predictive Modeling & **Risk Stratification** at the Point of Care

2011 Investor Meeting Advanced Chronic Care Management 49

Continuum
Amedisys
Traditional
Home Care

Curative Treatment
Hospice
Care
Palliative Care
Bereavement
Support

Spotlight On Palliative Care @ Home Terminal Phase of Illness Diagnosis World Health Organization (2002) 50

Continuum
Amedisys
Traditional Home Care
Completes Oasis-C
Pain/Symptom Mgmt
Goal Setting
Introduces Hospice
Palliative Care RN
Medical Social Worker
Advance Care Planning
Psychosocial Symptoms
QOL Assessment
Palliative Care Committee
RN/MSW
Hospice Nurse
DOO's
Bereavement
HSP Clinical Ops
Quality Manager
Data Collection
Clinical Support

Home-based Palliative Care 51

EMORY UNIVERSITY

CJW Medical Center
HCA Richmond Health System

DukeMedicine

Amedisys

Innovation of Health Care at Home
52
Care Transitions pilot for congestive heart failure population
HCA Richmond Care Preferred Provider – CHF patients
Palliative Care / End-of-Life Care
2011 Investor Meeting

53 Questions & Answers Morning Session 2011 Investor Meeting

2011 Investor Meeting
Home health day-to-day operations overview
•
Provide investors better clarity on home health operations and billing
•
Describe our IT investment and the efficiencies it drives
•
Compliance wraps it up
Agenda
•
IT systems that support daily operations
•
Overview of process from referral to final billing
•
Point-of-Care demonstration
•
Clinical management
•
Mercury Doc
•
Compliance
54
Afternoon Overview

2011 Investor Meeting Best-in-class technology Patrick Thompson, EVP Administration and CIO 55

Clinical Excellence
Growth
Efficiency

Clinical Excellence
Growth
Efficiency

Clinical Excellence
Growth
Efficiency

Amedisys

Quality
– Point-of-care
– Clinicians at patient’s home
– Clinical Management oversight
– Circle of Care tools for patients and
care teams
– Consistent & enhanced clinician
training and delivery of @Home
services
Efficiency
– Mobile workforce
– Care Center efficiencies
– Back-office  automation
– Collaboration & Communication
– Agility & Speed of Business
– Continuum Care solutions
Growth
– Market intelligence
– Focused Targets
– Enhance communication with
referral sources
– Scalability
– Acquisition optimization
The Amedisys IT mission:
•
Support the company’s core tenets
•
Provide the right info, at the right time, anywhere
2011 Investor Meeting

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies

Amedisys

57
Clinical  & Office Informatics
Amedisys Continuum Care Enterprise Information System
Skill match scheduling with patient needs
Multi-Care Center scheduling to optimize mobile
workforce
Productivity scheduling to optimize workforce
2011 Investor Meeting

Automated Scheduling

Point of Care (POC)

Clinical Management

Revenue Management

Medical Supplies

Amedisys

58
Clinical  & Office Informatics
Amedisys Continuum Care Enterprise Information System
Patient care at bedside
Evidence based rules
Clinical tracks and modules
14,000 mobile clinicians
Smart edits
Re-Hospitalization alerts
2011 Investor Meeting

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies

59
Clinical  & Office Informatics
Amedisys Continuum Care Enterprise Information System
10,000,000 visits for 400,000 patients annually
Clinical management dashboards
Quality Care alerts
Re-Hospitalization alerts
2011 Investor Meeting

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies

60 Clinical & Office Informatics Amedisys Continuum Care Enterprise Information System Greater than 99 percent Medicare collection rate Driving down DSO rate Automated billing 2011 Investor Meeting

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies

✓

✓

✓

Amedisys

2011 Investor Meeting 61 Amedisys Continuum Care Enterprise Information System Reduce inventory on shelf Just in time delivery to patient home Order from care plan Clinical & Office Informatics

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies
Knowledge Management
SMARTbook
Care Team Portal
Peoplesoft ERP
Mercury Doc

Amedisys

2011 Investor Meeting
62
Millions of patients trends and care analysis
Role based dashboards for all key care center roles
Re-Hospitalization alerts
Productivity alerts
Enterprise Business & Client Systems Platform
Clinical  & Office Informatics
Amedisys Continuum Care Enterprise Information System

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies
Knowledge Management
SMARTbook
Care Team Portal
Peoplesoft ERP
Mercury Doc

2011 Investor Meeting
63
Amedisys Continuum Care Enterprise Information System
Referral capture
Integration with CIS
Care Transition Solution
Productivity alerts
Clinical  & Office Informatics
Enterprise Business & Client Systems Platform

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies
Knowledge Management
SMARTbook
Care Team Portal
Peoplesoft ERP
Mercury Doc

Amedisys

2011 Investor Meeting
64
Amedisys Continuum Care Enterprise Information System
Circle of Care
Physician portal
Patient/family portal
Care Team portal
Enterprise Business & Client Systems Platform
Clinical  & Office Informatics

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies
Knowledge Management
SMARTbook
Care Team Portal
Peoplesoft ERP
Mercury Doc

Amedisys

2011 Investor Meeting 65 Amedisys Continuum Care Enterprise Information System Financials HR Payroll Supply Chain Clinical & Office Informatics Enterprise Business & Client Systems Platform

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies
Knowledge Management
SMARTbook
Care Team Portal
Peoplesoft ERP
Mercury Doc

Amedisys

2011 Investor Meeting
66
Amedisys Continuum Care Enterprise Information System
Over 8,000 physicians
27% admissions
Collaborative Care
Medical reconciliation
Re-Hospitalization alerts
Clinical  & Office Informatics
Enterprise Business & Client Systems Platform

Automated Scheduling
Point of Care (POC)
Clinical Management
Revenue Management
Medical Supplies
HOSPITAL
Amedisys HIE Interoperability
UnitedHealthcare
HUMANA
Medicare Advantage
Knowledge Management
SMARTbook
Care Team Portal
Peoplesoft ERP
Mercury Doc

Amedisys

2011 Investor Meeting 67 Clinical & Office Informatics Amedisys Continuum Care Enterprise Information System Enterprise Business & Client Systems Platform @ Home Hospice Hospitals

2011 Investor Meeting Medicare Billing/ Reimbursement Overview Kendra Case, VP Clinical Development 68

2011 Investor Meeting
Medicare Billing/Reimbursement Overview
69
PROCESS
Referral sources
•
Hospitals
•
Physicians
•
Other facilities
1
Referral
2
Initial
Visit
3
Plan of
Care
Developed
4
Locked
OASIS
5
The
RAP
6 7
Plan of
Care
Implemented
Final Bill
&
Payment
F2F initiated
•
Prior to discharge
•
Upon admission

2011 Investor Meeting
Medicare Billing/Reimbursement Overview
70
PROCESS
1.5 – 2 hour clinician assessment
•
OASIS
•
POC technology
•
Data checks
1
Referral
2
Initial
Visit
3
Plan of
Care
Developed
4
Locked
OASIS
5
The
RAP
6 7
Plan of
Care
Implemented
Final Bill
&
Payment

2011 Investor Meeting
Medicare Billing/Reimbursement Overview
71
PROCESS
Development
•
Created by RN or
PT
•
Clinical Tracks
•
Certification
1
Referral
2
Initial
Visit
3
Plan of
Care
Developed
4
Locked
OASIS
5
The
RAP
6 7
Plan of
Care
Implemented
Final Bill
&
Payment

- Clinical Manager Review
- Changes Approved by Admitting Clinician
- 3M Coder
- OASIS Locked and Transmitted
- AMS2 converts key elements into HIPPS code
- Automatic not manual
- Medicare issued Grouper

2011 Investor Meeting Medicare Billing/Reimbursement Overview 72 PROCESS 1 Referral 2 Initial Visit 3 Plan of Care Developed 4 Locked OASIS 5 The RAP 6 7 Plan of Care Implemented Final Bill & Payment

2011 Investor Meeting
Medicare Billing/Reimbursement Overview
73
PROCESS
Coding accuracy
•
Manually Calculated Audits
•
FI Audits
- ADRs or Probe Edits
1
Referral
2
Initial
Visit
3
Plan of
Care
Developed
4
Locked
OASIS
5
The
RAP
6 7
Plan of
Care
Implemented
Final Bill
&
Payment

2011 Investor Meeting
Medicare Billing/Reimbursement Overview
74
PROCESS
•
The RAP is sent to the FI
•
The FI sends the RAP through its own scrubber
1
Referral
2
Initial
Visit
3
Plan of
Care
Developed
4
Locked
OASIS
5
The
RAP
6 7
Plan of
Care
Implemented
Final Bill
&
Payment

2011 Investor Meeting
Medicare Billing/Reimbursement Overview
75
PROCESS
•
Plan of Care Implemented
•
Changes require MD order
1
Referral
2
Initial
Visit
3
Plan of
Care
Developed
4
Locked
OASIS
5
The
RAP
6 7
Plan of
Care
Implemented
Final Bill
&
Payment

2011 Investor Meeting
Medicare Billing/Reimbursement Overview
76
PROCESS
•
Final bill sent to FI
•
FI Scrubber
1
Referral
2
Initial
Visit
3
Plan of
Care
Developed
4
Locked
OASIS
5
The
RAP
6 7
Final Bill
&
Payment
Plan of
Care
Implemented
>
F2F must be complete

2011 Investor Meeting
Medicare Billing/Reimbursement Overview
77
PROCESS SUMMARY
•
Care Team Driven
(physician/clinician)
•
The patient condition, the OASIS, and
the Plan-of-Care must match
•
The patient must agree to the plan

2011 Investor Meeting Best-in-class processes + systems Leigh Ann Witcher Templeton, VP Office Informatics Kendra Case, VP Clinical Development 78

2011 Investor Meeting 79 Leigh Ann Witcher Templeton, VP Office Informatics **LIVE DEMO IN PROGRESS**

2011 Investor Meeting 80 Point of Care – Clinical Managers Kendra Case, VP Clinical Development

2011 Investor Meeting MercuryDoc Dave Monic, VP Clinical Informatics 81

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Amedisys

2011 Investor Meeting Introduction 82

2011 Investor Meeting Mercury Doc: Stats Over 8,000 physicians currently enrolled Over 50,000 home health orders processed each month 1/3 of Amedisys patient volume is processed through MercuryDoc

2011 Investor Meeting Mercury Doc Physician Advantages Less paperwork Greater efficiency = MORE TIME FOR PATIENTS!

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2011 Investor Meeting
Mercury Doc Physician
Advantages
Online access to home care patients’:
•
Demographic
info
•
Medication,
allergy &
pharmacy
info
•
Graphed
trends
& vitals
•
Wound
care info
•
Refer patients
to Amedisys
Complementary to the physician

2011 Investor Meeting
Future of Mercury Doc
Physician-driven
AMDAG:
• Amedisys Medical Director
Advisory Group
• Established in July of 2005 as
the Quality and Technology
Board
• Direct Feedback from
Physicians on
Emerging Technologies
• Aid in Design and Quality
Assurance
Survey:
• Survey done semi-annually
• Development is driven by
physicians, therefore,
participation is vital.
• Prompted to participate when
logging into product.
• Survey takes less than ten (10)
minutes to complete.
– Seven (7) multiple choice
questions.
– Three (3) free text questions.

2011 Investor Meeting
Mercury Doc: Future Enhancements
•
Amedisys is constantly gathering physician input on how to
enhance MercuryDoc to remain in step with ever changing
physician work flow needs.
•
We are currently working on 2010 AMDAG recommendations
regarding managing/reducing re-hospitalizations
What are doctors saying about…

2011 Investor Meeting 88 Questions & Answers Afternoon Session

2011 Investor Meeting Compliance @ Amedisys A Comparison of Amedisys Compliance to OIG Best Practices Jeffrey Jeter, Chief Compliance Officer 89

HEAT PROVIDER COMPLIANCE TRAINING
TAKE THE INITIATIVE.
Cultivate a Culture of Compliance With Health Care Laws
WELCOME
Sponsored by:
OFFICE OF INSPECTOR GENERAL (OIG)
HEALTH CARE FRAUD PREVENTION
AND ENFORCEMENT ACTION TEAM (HEAT)

Amedisys

2011 Investor Meeting
Federal Perspectives on
Health Care Fraud Prevention
OIG Health Care Fraud
Prevention & Enforcement
Action Team (HEAT)
90
February-April, 2011: OIG HEAT Provider Compliance Training
What are the
best practices
reflecting a
strong culture of
compliance?

Compliance Program Basics

Seven Fundamental Elements

1. Written policies and procedures
2. Compliance professionals
3. Effective training
4. Effective communication
5. Internal monitoring
6. Enforcement of standards
7. Prompt response

Sponsored by: Office of Inspector General (OIG) Health Care Fraud Prevention and Enforcement Action Team (HEAT)

Amedisys

2011 Investor Meeting Seven Fundamental Elements of Compliance 91

OIG Best Practice

Policies and Procedures

Policies and procedures are up-to-date and user-friendly

Sponsored by: | Office of Inspector General (OIG) | Health Care Fraud Prevention and Enforcement Action Team (HEAT)

Amedisys

2011 Investor Meeting Compliance Fundamental #1: Written Policies, Procedures, Standards 92

THE AMEDISYS
CORPORATE
COMPLIANCE PLAN
Amedisys
Home Health Services
AMEDISYS INC.
5959 S. Sherwood Forest Blvd.
Baton Rouge, Louisiana 70816
(225) 292-2031
www.amedisys.com

2011 Investor Meeting
Compliance Fundamental #1:
Written Policies, Procedures, Standards
93
• Adopted in 1999
• Consistent with OIG Model Compliance
Plan Guidance for both Home Health and
Hospice.
• Revisions made in 1999, 2000, 2002,
2003, 2006, 2008, 2009, 2010, 2011.
• Disseminated company-wide via Amedisys
Intranet (Amedisys @ Work).
Amedisys
Practice

[redacted]

Compliance Program Basics
Seven Fundamental Elements
1.Written policies and procedures
2.Compliance professionals
3.Effective training
4.Effective communication
5.Internal monitoring
6.Enforcement of standards
7.Prompt response

Amedisys

2011 Investor Meeting Compliance Fundamental #2: Access to Compliance Professionals 94 OIG Best Practice

2011 Investor Meeting
•
Designation of Chief Compliance Officer
•
Designation of Compliance Committee
•
Access to Board of Directors, Management
•
Professional Staff
OIG Best
Practice
Compliance Fundamental #2:
Access to Compliance Professionals
95

2011 Investor Meeting
- Jeffrey Jeter, former health care fraud prosecutor
- CEO, COO, CFO, CDO, CMO, CIO, CCO, SVP-Internal
Audit, SVP-Clinical Informatics, VP-Compliance
- Quarterly reports to Board of Directors
- Executive Session with independent directors
- Direct access to chair of Audit Committee (SOX)
- Staff of 21 dedicated employees.
- Includes 11 clinical auditors, 2 attorneys, 1 CPA/CIA
•
Designation of Chief Compliance Officer
•
Designation of Compliance Committee
•
Access to Board of Directors, Management
•
Professional Staff
Amedisys
Practice
Compliance Fundamental #2:
Access to Compliance Professionals
96

[redacted]

Train Your Staff

- Test knowledge
- Make training part of the job
- Compliance staff/officer education & networking

Sponsored by: | Office of Inspector General (OIG) | Health Care Fraud Prevention and Enforcement Action Team (HEAT)

Amedisys

2011 Investor Meeting Compliance Fundamental #3: Effective Training & Education 97 OIG Best Practice

2011 Investor Meeting
Compliance Fundamental #3:
Effective Training & Education
98
• Mandatory general compliance training upon hire
• Mandatory refresher training annually
• Mandatory HIPAA training annually
• Targeted training for billing staff
• Targeted training for business development staff
Amedisys
Practice

[redacted]

Open Lines of Communication

- Solicit feedback
- Maintain visibility with employees

Sponsored by: Office of Inspector General (OIG) | Health Care Fraud Prevention and Enforcement Action Team (HEAT)

Amedisys

2011 Investor Meeting Compliance Fundamental #4: Effective Communication 99 OIG Best Practice

You Have a Voice!
Reporting workplace concerns
is everyone's duty.
Compliance Hotline
800.464.0020
Harassment Hotline
800.485.0633
Amedisys

Amedisys

2011 Investor Meeting
Compliance Fundamental #4:
Effective Communication
100
• Toll-Free Compliance Hotline
• Toll-Free HIPAA Hotline
• Exit Interviews
• Monthly Polling
• Confidentiality / Non-retaliation policy
• Compliance Educational Bulletins
Amedisys
Practice

[redacted]

Make an Audit Plan

- Proactively audit:

  Coding
  Contracts
  Care

Sponsored by: OFFICE OF INSPECTOR GENERAL (OIG) HEALTH CARE FRAUD PREVENTION AND ENFORCEMENT ACTION TEAM (HEAT)

Amedisys

2011 Investor Meeting Compliance Fundamental #5: Internal Monitoring 101 OIG Best Practice

2011 Investor Meeting
• Clinical Audits  (Services, Coding, and Care)
- Complaint Audits
- Compliance Scorecard Audits
- Annual Work Plan Audits
- Due Diligence Audits
• Medical Director Contract & Invoice Review
• Expense Report Monitoring
• Training & Marketing Material Reviews
Amedisys
Practice
Compliance Fundamental #5:
Internal Monitoring
102

2011 Investor Meeting
Compliance Fundamental #5:
Internal Monitoring
103
• Clinical Audits  (all-inclusive)
• Medical Director Contract Review
• Medical Director Payment Review
• Expense Report Monitoring
• Training & Marketing Material Reviews
Amedisys
Practice

[redacted]

Compliance Program Basics
What is a compliance program?
Reactive
Proactive

Amedisys

2011 Investor Meeting Compliance Fundamental #5: Internal Monitoring 104 OIG Best Practice

2011 Investor Meeting
Compliance Fundamental #5:
Internal Monitoring
105
•Compliance Risk Scorecard
- Home Health (since 2008)
- Hospice (currently under development)
•2010 — 282 full scale audits and 750 limited  scope
chart reviews.
•2010—5 company-wide special project audits   (tied
to OIG Annual Workplan)
•Special compliance audits conducted on all
acquisition targets.
Amedisys
Practice

2011 Investor Meeting
106
Compliance Fundamental #5:
Proactive Internal Monitoring
Consolidated
Compliance Risk
100%
Roll-Up
Company
Average
Up to
2
Standard
Deviations
2
Standard
Deviations
Operational
Risks
Company
Average
Up to
2
Standard
Deviations
2
Standard
Deviations
Clinical Risks
Company
Average
Up to
2
Standard
Deviations
2
Standard
Deviations
Revenue Risks
Company
Average
Up to
2
Standard
Deviations
2
Standard
Deviations
Complaint Risks
Company
Average
Up to
2
Standard
Deviations
2
Standard
Deviations
Regulatory Risks
Company
Average
Up to
2
Standard
Deviations
2
Standard
Deviations
Environmental Risks
Company
Average
Up to
2
Standard
Deviations
2
Standard
Deviations

Length of Stay > 180 days	Length of Stay >360 days	High % Nursing Home Patients	High % non-cancer diagnosis	High Gross Margin %	Medical Director Turnover
Acquisition Status	CAP exposure	Average Daily Census increase	Average Daily Census decrease	High Continuous Care	Low Continuous Care
Start-Up Status	GIP utilization	Provision of respite care (High)	Provision of respite care (Low)	Conversion Rate	Medication Expenditures
Beneficiary Revocations	Average visits per Patient per Week	Average visits in last week of patients' life	Questionable Recertifications	State Survey Deficiencies	FI Review
Rookie DOO	Total Turnover	Change in Leadership	Compliance Hotline	Employee Polling	Exit Interviews

Amedisys

2011 Investor Meeting HOSPICE COMPLIANCE SCORECARD (Under Development in 2011) Compliance Fundamental #5: Proactive Internal Monitoring

[redacted]

Enforce Policies and Procedures

- Act promptly when issues arise
- Take and document corrective action

Sponsored by: Office of Inspector General (OIG) | Healthcare Fraud Prevention and Enforcement Action Team (HEAT)

Amedisys

2011 Investor Meeting Compliance Fundamentals #s 6 & 7: Enforcement of Standards, Prompt Response 108 OIG Best Practice

2011 Investor Meeting
Compliance Fundamentals #s 6 & 7:
Enforcement of Standards, Prompt Response
109
Amedisys
Practice
•Zero Tolerance Policy
•Expanded Zero Tolerance
•Disciplinary action up to and including
termination.
•Employees who engage in fraudulent
conduct are reported to professional
licensing boards.
•Corrective action plans and training are
required remediation with any audit.

Compliance Program Basics

Seven Fundamental Elements

1. Written policies and procedures
2. Compliance professionals
3. Effective training
4. Effective communication
5. Internal monitoring
6. Enforcement of standards
7. Prompt response

Sponsored by: Office of Inspector General (OIG) | Health Care Fraud Prevention and Enforcement Action Team (HEAT)

Amedisys

2011 Investor Meeting
Amedisys Compliance vs. OIG Best Practices
110
These best practices reflect a culture of compliance, which means doing the right thing naturally.
Lewis Morris, Chief Counsel to the OIG, 04-12-2011

2011 Investor Meeting 111 Questions & Answers Compliance

2011 Investor Meeting 112 Closing Remarks William F. Borne, Chairman and CEO Mike Snow, Chief Operating Officer

Continuum
Amedisys
Traditional Home Care

- Collaborative technology
- Rapid deployment of clinicians
- Primary care MD extension
- Pharmacy benefit management
- Decision support tools
- Continuous monitoring
- Hospital at home
- Palliative care

- Point-of-Care
- Care transitions
- Advanced chronic care management
- Physician portal
- Medication reconciliation
- Call center intervention
- Telemonitoring
- Multidisciplinary rehabilitation services

- Assessment/evaluation at home
- Skilled nursing
- Rehab
- Medical social services
- Home health aide services

Evolution of traditional home health 113

Thank you 2011 Investor Meeting - NYC April 2011